                                                                   Exhibit 99.1

                           Laurel Capital Group, Inc.
                               2724 Harts Run Road
                           Allison Park, PA 15101-1437


                             P R E S S R E L E A S E
                             -----------------------

Release Date:                                       For Further Information:
-------------                                       ------------------------
April 23, 2004                                      Edwin R. Maus, President/CEO
                                                    412-487-7404 Ext. 303
                                                    email - ermaus@laurelsb.com
                                                             or
                                                    John A. Howard, Jr., SVP/CFO
                                                    412-487-7404 Ext. 311
                                                    email - jhoward@laurelsb.com


                         LAUREL CAPITAL GROUP ANNOUNCES
                              THIRD QUARTER RESULTS

ALLISON PARK, PA - April 23, 2004 --Laurel Capital Group, Inc. (NASDAQ: LARL) today reported net income for the three- and nine-month periods ended March 31, 2004. Consolidated net income for the three-month period ended March 31, 2004 was $433,000 or $.22 per diluted share, a decrease of 23.6%, compared to $567,000 or $.29 per diluted share for the same quarter in the prior year. The decrease in earnings was primarily due to an increase in operating expenses partially offset by the combined effects of an increase in net interest and other income and a decrease in income tax expense. The increase in operating expenses was primarily attributable to expenses incurred from the operation of two branch offices obtained as part of the acquisition of SFSB Holding Company on March 28, 2003.

For the nine-month period ended March 31, 2004, the Company recorded consolidated net income of $1,256,000 or $.63 per diluted share, a decrease of 36.5% compared to consolidated net income of $1,978,000 or $1.00 per share for the nine months ended March 31, 2003. The decrease in earnings for the nine-month period was the result of both a decrease in net interest income combined with increased operating expenses, partially offset by an increase in other income and a decrease in income tax expense.

                                     (more)

At March 31, 2004, Laurel Capital Group, Inc., had total assets of $301.3 million, total loans receivable, net of $168.4 million, and total deposits of $247.7 million. Stockholders' equity amounted to $27.5 million or $14.29 per share at March 31, 2004, and $27.7 million or $14.71 per share at June 30, 2003. The decrease in stockholders' equity per share from June 30, 2003 to March 31, 2004 was primarily due to a decrease in total stockholders' equity combined with an increase in the number of shares outstanding due to the exercise of stock options.

Laurel Capital Group, Inc., headquartered in Allison Park, Pennsylvania, is the holding company for Laurel Savings Bank. The Bank is a 116-year-old, Pennsylvania-chartered, FDIC-insured savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. Such factors include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income, the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

                                     (more)
logo             LAUREL CAPITAL GROUP, INC.
                 SELECTED CONSOLIDATED FINANCIAL DATA
                 MARCH 31, 2004

                                                         YEAR-TO-DATE                          FISCAL 2004
                                                  --------------------------      ------------------------------------------
                                                        AT OR FOR THE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)         NINE MONTHS ENDED:               AT OR FOR THE THREE MONTHS ENDED:
                                                  --------------------------      ------------------------------------------
UNAUDITED                                          MARCH 31,       MARCH 31,       MARCH 31,    DECEMBER 31,   SEPTEMBER 30,
                                                        2004            2003            2004            2003            2003
                                                  ----------      ----------      ----------    ------------   -------------
EARNINGS
Interest Income                                   $    9,951      $   11,313      $    3,316      $    3,168      $    3,467
Interest Expense                                       4,703           5,833           1,471           1,532           1,700
                                                  ----------      ----------      ----------      ----------      ----------
   Net Interest Income Before Provision for
      Loan Losses                                      5,248           5,480           1,845           1,636           1,767
Provision for Loan Losses                                  9               9               3               3               3
                                                  ----------      ----------      ----------      ----------      ----------

   Net Interest Income after Provision for
      Loan Losses                                      5,239           5,471           1,842           1,633           1,764

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                    35               4              22              13               0
Gain on Sale of Loans Held for Sale                        7               7               0               1               6
Other Income                                           1,097             642             339             344             414
Operating Expenses                                     4,670           3,258           1,577           1,583           1,510
                                                  ----------      ----------      ----------      ----------      ----------

Income before Income Taxes                             1,708           2,866             626             408             674

Provision for Income Taxes                               452             888             193              55             204
                                                  ----------      ----------      ----------      ----------      ----------

Net Income                                        $    1,256      $    1,978      $      433      $      353      $      470
                                                  ==========      ==========      ==========      ==========      ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                                0.54%           0.96%           0.57%           0.46%           0.60%
Return on Average Stockholders' Equity                  6.13%           9.76%           6.32%           5.20%           6.85%
Yield on Interest-Earning Assets                        4.56%           5.66%           4.65%           4.40%           4.64%
Cost of Interest-Bearing Liabilities                    2.40%           3.37%           2.32%           2.37%           2.48%
Average Interest Rate Spread                            2.16%           2.29%           2.33%           2.03%           2.16%
Net Interest Margin                                     2.41%           2.74%           2.59%           2.27%           2.36%
Operating Expenses to Average Assets                    2.02%           1.58%           2.09%           2.08%           2.53%
Efficiency Ratio (1)                                   73.72%          53.02%          72.59%          79.86%          69.23%

PER COMMON SHARE DATA
Shares Outstanding                                 1,925,228       1,882,664       1,925,228       1,879,354       1,885,410
Average Shares Outstanding-Basic                   1,890,728       1,880,767       1,904,878       1,879,262       1,883,871
Average Shares Outstanding-Diluted                 1,987,200       1,982,897       1,992,913       1,974,863       1,985,873
Earnings Per Share -Basic                         $     0.66      $     1.05      $     0.23      $     0.19      $     0.25
Earnings Per Share -Diluted                       $     0.63      $     1.00      $     0.22      $     0.18      $     0.24
Cash Dividends Paid                               $     0.60      $     0.57      $     0.20      $     0.20      $     0.20
Book Value (period end)                           $    14.29      $    14.55      $    14.29      $    14.42      $    14.59
Market Value (period end closing sales price)     $   23.740      $   19.010      $   23.740      $   24.750      $   20.690



                                                                       FISCAL 2003
                                                  ----------------------------------------------------------

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)                  AT OR FOR THE THREE MONTHS ENDED:
                                                  ----------------------------------------------------------
UNAUDITED                                          JUNE 30,       MARCH 31,     DECEMBER 31,  SEPTEMBER 30,
                                                        2003            2003            2002            2002
                                                  ----------      ----------     -----------   -------------
EARNINGS
Interest Income                                   $    3,884      $    3,564      $    3,787      $    3,962
Interest Expense                                       1,818           1,776           1,956           2,101
                                                  ----------      ----------      ----------      ----------
   Net Interest Income Before Provision for
      Loan Losses                                      2,066           1,788           1,831           1,861
Provision for Loan Losses                                  3               3               3               3
                                                  ----------      ----------      ----------      ----------

   Net Interest Income after Provision for
      Loan Losses                                      2,063           1,785           1,828           1,858

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                     0               0               0               4
Gain on Sale of Loans Held for Sale                        4               0               2               5
Other Income                                             267             203             237             202
Operating Expenses                                     1,541           1,183           1,029           1,045
                                                  ----------      ----------      ----------      ----------

Income before Income Taxes                               793             805           1,038           1,024

Provision for Income Taxes                               237             238             328             322
                                                  ----------      ----------      ----------      ----------

Net Income                                        $      556      $      567      $      710      $      702
                                                  ==========      ==========      ==========      ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                                0.72%           0.83%           1.04%           1.01%
Return on Average Stockholders' Equity                  8.04%           8.29%          10.51%          10.49%
Yield on Interest-Earning Assets                        5.11%           5.47%           5.71%           5.84%
Cost of Interest-Bearing Liabilities                    2.71%           3.16%           3.38%           3.57%
Average Interest Rate Spread                            2.40%           2.31%           2.33%           2.27%
Net Interest Margin                                     2.72%           2.72%           2.76%           2.73%
Operating Expenses to Average Assets                    1.99%           1.73%           1.50%           1.50%
Efficiency Ratio (1)                                   65.20%          59.37%          49.42%          50.46%

PER COMMON SHARE DATA
Shares Outstanding                                 1,882,231       1,882,664       1,877,092       1,883,837
Average Shares Outstanding-Basic                   1,881,398       1,881,271       1,878,552       1,882,328
Average Shares Outstanding-Diluted                 1,978,759       1,976,353       1,981,252       1,990,999
Earnings Per Share -Basic                         $     0.30      $     0.30      $     0.38      $     0.37
Earnings Per Share -Diluted                       $     0.28      $     0.29      $     0.36      $     0.35
Cash Dividends Paid                               $     0.19      $     0.19      $     0.19      $     0.19
Book Value (period end)                           $    14.71      $    14.55      $    14.49      $    14.39
Market Value (period end closing sales price)     $   21.240      $   19.010      $   19.220      $   19.750




(1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale). Gains and losses on the sales of assets available for sale are excluded since they are generally considered by the Company's management to be non-recurring in nature. Similarly, net income or loss on other real estate owned is excluded since it is generally considered by the Company's management to be non-recuring in nature. The efficiency ratio is not a financial measurement required by Generally Accepted Accounting Principles in the United States of America. However, the Company believes such information is useful to investors in evaluating the Company's operation.

     As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.


                                     (more)
logo             LAUREL CAPITAL GROUP, INC.                        PAGE 2 OF 2
                 SELECTED CONSOLIDATED FINANCIAL DATA
                 MARCH 31, 2004

(DOLLARS IN THOUSANDS)                                                 FISCAL 2004
                                                     --------------------------------------------------
(UNAUDITED)                                          MARCH 31,         DECEMBER 31,       SEPTEMBER 30,
                                                          2004                 2003                2003
                                                     ---------            ---------           ---------
BALANCE SHEET DATA (AS OF)
Total Assets                                         $ 301,251            $ 302,725           $ 307,278

Mortgage Loans                                         127,900              118,205             114,799
Commercial and Other Loans                               2,269                2,254               3,012
Consumer Loans                                          38,247               39,551              40,172
                                                     ---------            ---------           ---------
Total Loans Receivable, Net                            168,416              160,010             157,983

Cash and Investment Securities                          99,038              113,575             120,175
Mortgage-Backed Securities                              15,452               10,640              10,397
Savings Deposits                                       247,677              248,803             251,236
FHLB Advances                                           21,610               21,612              24,632
Stockholders' Equity                                    27,519               27,145              27,509

ASSET QUALITY (AS OF)
Non-Performing Loans                                 $   1,741            $   1,595           $   1,142
Non-Performing Assets                                    1,753                1,608               1,157
Allowance for Loan Losses                                2,017                1,984               2,005
Net Loan Charge-Offs (Recoveries)                           (5)                  28                   4
Non-Performing Loans to Total Loans, Net                  1.03%                1.00%               0.72%
Allowance for Loan Losses/
   Total Loans                                            1.20%                1.24%               1.27%
Allowance for Loan Losses/
   Non-Performing Loans                                 115.85%              124.39%             175.57%
Net Loan Charge-Offs (Recoveries)/Avg Loans
   (Annualized)                                        -0.0040%              0.0170%             0.0023%

RATIOS (AS OF)
Dividend Payout Ratio                                    95.24%               95.24%              83.33%
Average Equity to Average Assets                          8.87%                8.77%               8.68%
Core Capital - Tier I                                     7.70%                7.63%               7.22%
Risk-Based Capital -Tier I                               15.30%               15.39%              14.82%
Risk-Based Capital -Tier II                              16.60%               16.69%              16.08%
Leverage Multiple (2)                                   10.95x               11.15x              11.17x

OTHER DATA (AS OF)
Shareholders of Record                                     387                  393                 395
Number of Full-Service Banking Offices                       8                    8                   8


(DOLLARS IN THOUSANDS)                                                       FISCAL 2003                             FISCAL 2002
                                                  ------------------------------------------------------------       -----------
(UNAUDITED)                                        JUNE 30,        MARCH 31,     DECEMBER 31,    SEPTEMBER 30,         JUNE 30,
                                                       2003             2003             2002             2002             2002
                                                  ---------        ---------     ------------    -------------        ---------
BALANCE SHEET DATA (AS OF)
Total Assets                                      $ 322,783        $ 316,755        $ 271,146        $ 276,414        $ 278,061

Mortgage Loans                                      133,518          143,151          133,499          140,174          144,104
Commercial and Other Loans                            3,012            1,052            1,904            2,030            1,560
Consumer Loans                                       44,672           42,968           35,074           34,900           34,461
                                                  ---------        ---------        ---------        ---------        ---------
Total Loans Receivable, Net                         181,202          187,171          170,477          177,104          180,125

Cash and Investment Securities                      109,168           99,668           85,594           85,169           84,928
Mortgage-Backed Securities                           13,505           16,031            9,927            9,612            8,038
Savings Deposits                                    265,580          259,388          218,761          224,092          225,419
FHLB Advances                                        24,672           24,713           21,618           21,619           21,620
Stockholders' Equity                                 27,684           27,385           27,202           27,113           26,553

ASSET QUALITY (AS OF)
Non-Performing Loans                              $     956        $     953        $     149        $     275        $     196
Non-Performing Assets                                   956            1,083              304              404              327
Allowance for Loan Losses                             2,006            2,014            1,794            1,791            1,803
Net Loan Charge-Offs (Recoveries)                        18                8               15               15              (27)
Non-Performing Loans to Total Loans, Net               0.53%            0.51%            0.09%            0.16%            0.11%
Allowance for Loan Losses/
   Total Loans                                         1.11%            1.08%            1.05%            1.01%            1.00%
Allowance for Loan Losses/
   Non-Performing Loans                              209.83%          211.33%         1204.03%          651.27%          919.90%
Net Loan Charge-Offs (Recoveries)/Avg Loans
   (Annualized)                                      0.0103%          0.0062%          0.0086%          0.0084%         (0.0153%)

RATIOS (AS OF)
Dividend Payout Ratio                                 59.38%           57.00%           53.52%           54.29%           47.68%
Average Equity to Average Assets                       9.52%            9.82%            9.74%            9.63%           10.24%
Core Capital - Tier I                                  7.51%            8.45%            9.57%            9.31%            9.49%
Risk-Based Capital -Tier I                            13.82%           11.65%           18.68%           17.73%           17.97%
Risk-Based Capital -Tier II                           15.04%           12.69%           19.98%           18.97%           19.29%
Leverage Multiple (2)                                11.66x           11.57x            9.97x           10.19x           10.47x

OTHER DATA (AS OF)
Shareholders of Record                                  401              402              406              410              412
Number of Full-Service Banking Offices                    8                8                6                6                6


(2)  Assets divided by stockholders equity.